UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): February 23, 2022

iPower Inc.

(Exact name of registrant as specified in its charter)

Commission file number: 001-40391

Nevada	5200	82-5144171
(State of Incorporation)	(Primary Standard Industrial Classification Code Number.)	(IRS Employer Identification No.)

iPower Inc.

2399 Bateman Avenue

Duarte, CA 91010

(Address Of Principal Executive Offices) (Zip Code)

(626) 863-7344

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.001 per share	IPW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

On February 23, 2022, iPower, Inc. (the “Company”) held its 2022 annual meeting of stockholders (the “Annual Meeting”), at which the Company’s stockholders considered four proposals, each of which is described in more detail in the Company’s proxy statement filed with the Securities and Exchange Commission on January 18, 2022 (the “Proxy Statement”). At the Annual Meeting, there were a total of 26,488,682 votes eligible to be cast and there were a total of 21,766,805 votes present in person or by proxy, representing 82.21% of the votes eligible to be cast. The final voting results for each matter are set forth in more detail below.

1.	Election of Directors.

All of the following five nominees were elected to the Company’s Board of Directors, in accordance with the voting results listed below, to serve for a term of one year, until the next Annual Meeting and until their successor have been duly elected and have qualified.

Nominee	For	Against	Withheld	Broker Non-Votes
Chenlong Tan	20,238,908	-	133,090
Kevin Vassily	20,237,293	-	134,705
Bennet Tchaikovsky	20,238,991	-	133,007
Kevin Liles	20,234,217	-	137,781
Hanxi Li	20,234,708	-	137,290

2.	Ratification of the Company’s Independent Auditors.

Stockholders ratified the appointment of UHY, LLP as the independent auditors for the fiscal year ended December 31, 2022, in accordance with the voting results below.

For	Against	Abstain	Broker Non-Votes
21,595,391	18,486	162,928	-

3.	Approval of the Company’s Executive Compensation.

Stockholders approved (on an advisory basis) the Company’s executive compensation.

For	Against	Abstain	Broker Non-Votes
20,198,129	50,306	123,563	1,404,807

4.	Approval of the Company’s Stockholders Ability to Determine the Frequency of an Advisory Vote on the Company’s Executive Compensation.

Stockholders approved (on an advisory basis) the ability of the Company’s stockholders to indicate how frequently they believe the Company should seek an advisory vote on the Company’s executive compensation.

1 Year	2 Years	3 Years	Abstain
20,189,086	12,367	8,867	161,678

In accordance with Item 5.07(d) of Form 8-K, and following the recommendations of the Company’s stockholders, the Company has determined that it will hold future non-binding advisory votes concerning compensation for the Company’s Named Executive Officers on a yearly basis going forward or until such time as it is required to bring the matter to a vote of the Company’s stockholders.

2

Item 8.01	Other Events.

Press Release

On February 24, 2022, the Company issued a press release announcing the results of the Company’s 2022 annual meeting of stockholders. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.

Item 9.01	Exhibits.

(d)	Exhibits

99.1	Press Release dated February 24, 2022
104	Cover Page Interactive Data File (formatted in inline XBRL)

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 24, 2022

IPOWER, INC.

By:	/s/ Chenlong Tan
Name:	Chenlong Tan
Title:	Chief Executive Officer

4